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                           FORM OF MONTHLY STATEMENT

                 Green Tree Floorplan Receivables Master Trust
                                 Series 1995-1

Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1995, (hereinafter as such agreement may have been or may be from time to time amended or otherwise modified, the "Pooling and Servicing Agreement"), among Green Tree Financial Corporation as servicer (the "Servicer"), Green Tree Floorplan Funding Corp. as transferor (the "Transferor"), and Norwest Bank Minnesota as trustee (the "Trustee), as supplemented by the Series 1995-1 Supplement dated as of December 14, 1995 (the "Supplement") among the Servicer, the Transferor and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-1 Certificateholders and the performance of the Green Tree Floorplan Receivables Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the performance of the Trust during the month of February 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set fourth in the Pooling and Servicing Agreement and the Supplement.
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A) Information regarding distribution in respect of
   the Class A Certificates per $1,000 original certificate principal amount

   (1) The total amount of the distribution in
       respect of Class A Certificates, per $1,00
       original certificate principal amount.................... 4.25

   (2) The amount of the distribution set forth
       in paragraph 1 above in respect of interest
       on the Class A Certificates, per $1,000
       original certificate principal amount.................... 4.25

   (3) The amount of the distribution set forth in
       paragraph 1 above in respect of principal of the
       Class A Certificates,per $1,000 original certificate
       principal amount......................................... 0.00

B) Class A Investor Charge Offs and Reimbursement of
   Charge Offs

   (1) The amount of Class A Investor Charge Offs............... 0.00

   (2) The amount of Class A Investor Charge Offs
       set forth in paragraph 1 above, per $1,000 original
       certificate principal amount............................. 0.00
   (3) The total amount reimbursed in respect of
       Class A Investor Charge Offs............................. 0.00
   (4) The amount set forth in paragraph 3 above, per
       $1,000 original certificate principal amount............. 0.00
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(5) The amount, if any, by which the outstanding
    principal balance of the Class A Certificates exceeds
    the Class A Invested Amount after giving effect to all
    transactions on such Distribution Date................... 0.00

C) Information regarding distribution in respect of the Class B Certificates, per $1,000 original certificate principal amount

   (1) The total amount of the distribution in respect of
       Class B Certificates, per $1,000 original certificate
       principal amount...................................... 4.38

   (2) The amount of the distribution set forth in
       paragraph 1 above in respect of interest on the
       Class B Certificates, per $1,000 original certificate
       principal amount...................................... 4.38

   (3) The amount of the distribution set forth in
       paragraph 1 above in respect of principal of the
       Class B Certificates, per $1,000 original certificate
       principal amount...................................... 0.00
D) Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount

   (1) The amount of reductions in Class B Invested Amount
       pursuant to clauses (c), (d), and (e) of the
       definition of Class B Invested Amount................. 0.00

   (2) The amount of reductions in the Class B Invested
       Amount set forth in paragraph 1 above, per $1,000
       original certificate principal amount................. 0.00

   (3) The total amount reimbursed in respect of such
       reductions in the Class B Invested Amount............. 0.00

   (4) The amount set forth in paragraph 3 above, per
       $1,000 original certificate principal amount.......... 0.00

   (5) The amount, if any, by which the outstanding
       principal balance of the Class B Certificates exceeds
       the Class B Invested Amount after giving effect to
       all transactions on such Distribution Date............ 0.00


GREEN TREE FINANCIAL CORPORATION, AS SERVICER


BY:/S/PHYLLIS A KNIGHT
   -------------------------------
NAME:    PHYLLIS A KNIGHT
TITLE:  VICE PRESIDENT AND TREASURER

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RECEIVABLES--
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Beginning of the Month Principal Receivables:..................  528,053,998.85
Removed Principal Receivables:.................................            0.00
Additional Principal Receivables:..............................            0.00
End of the Month Principal Receivables:........................             .00
End of the Month Total Receivables:............................             .00

Excess Funding Account Balance.................................            0.00
Aggregate Invested Amount (all Master Trust Series)............  460,000,000.00

End of the Month Transferor Amount.............................   83,570,220.22

DELINQUENCIES AND LOSSES--
                                                                   RECEIVABLES
End of the Month Delinquencies:
 30-60 Days Delinquent.........................................    8,018,921.62
 61-90 Days Delinquent.........................................      312,657.51
 90+ Days Delinquent...........................................    5,435,990.61

 Total 30+ Days Delinquent.....................................   13,767,569.74

Defaulted Accounts During the Month............................            0.00

INVESTED AMOUNTS--

Class A Initial Invested Amount...... 409,400,000.00
Class B Initial Invested Amount......  18,400,000.00
Class C Initial Invested Amount......   6,900,000.00
Class D Initial Invested Amount......  25,300,000.00
INITIAL INVESTED AMOUNT........................................  460,000,000.00

Class A Invested Amount.............. 409,400,000.00
Class B Invested Amount..............  18,400,000.00
Class C Invested Amount..............   6,900,000.00
Class D Invested Amount..............  25,300,000.00
INVESTED AMOUNT................................................  460,000,000.00

Class A Adjusted Invested Amount..... 409,400,000.00
Class B Adjusted Invested Amount.....  18,400,000.00
Class C Invested Amount..............   6,900,000.00
Class D Invested Amount..............  42,560,991.64
ADJUSTED INVESTED AMOUNT.......................................  477,260,991.64

MONTHLY SERVICING FEE..........................................      795,434.99

INVESTOR DEFAULT AMOUNT........................................            0.00

SERIES 1995-1 INFORMATION

SERIES 1995-1 ALLOCATION PERCENTAGE............................          100.00%
SERIES 1995-1 ALLOCABLE FINANCE CHARGE.........................    4,674,009.00
SERIES 1995-1 UNREIMBURSED CHARGE-OFFS.........................            0.00
SERIES 1995-1 ALLOCABLE DEFAULTED AMOUNT.......................            0.00
SERIES 1995-1 MONTHLY FEES.....................................      795,434.99
SERIES 1995-1 ALLOCABLE PRINCIPAL COLLECTIONS..................  116,177,665.80

SERIES 1995-1 REQUIRED TRANSFEROR AMOUNT.......................   19,090,439.67
FLOATING ALLOCATION PERCENTAGE.................................           90.38%

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
INVESTOR FINANCE CHARGE COLLECTIONS.............................   4,035,261.78
INVESTOR DEFAULT AMOUNT.........................................           0.00
PRINCIPAL ALLOCATION PERCENTAGE.................................          90.38%
AVAILABLE PRINCIPAL COLLECTIONS................................. 100,796,302.76

CLASS A FLOATING ALLOCATION.....................................          77.53%
CLASS A REQUIRED AMOUNT.........................................           0.00

CLASS B FLOATING ALLOCATION.....................................           3.48%
CLASS B REQUIRED AMOUNT.........................................           0.00

CLASS C FLOATING ALLOCATION.....................................           1.31%
CLASS D FLOATING ALLOCATION.....................................           8.06%

TOTAL EXCESS SPREAD.............................................   2,201,870.34

YIELD AND BASE RATE--

Base Rate (Current Month)........................ 7.09%
Base Rate (Prior Month).......................... 7.39%
Base Rate (Two Months Ago)....................... 7.69%
THREE MONTH AVERAGE BASE RATE...................................           7.39%

Series Adjusted Portfolio Yield (Current Month). 10.15%
Series Adjusted Portfolio Yield (Prior Month)... 11.73%
Series Adjusted Portfolio Yield (Two Months ago). 9.82%
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO YIELD.............          10.57%

PRINCIPAL COLLECTIONS--

CLASS A PRINCIPAL PERCENTAGE....................................          77.53%
  Class A Principal Collections......... 86,464,234.61

CLASS B PRINCIPAL PERCENTAGE....................................           3.48%
  Class B Principal Collections.......... 3,886,033.02

CLASS C PRINCIPAL PERCENTAGE....................................           1.31%
  Class C Principal Collections.......... 1,457,262.38

CLASS D PRINCIPAL PERCENTAGE....................................           8.06%
  Class D Principal Collections.......... 8,988,772.76

AVAILABLE PRINCIPAL COLLECTIONS........ 100,796,302.76

REALLOCATED PRINCIPAL COLLECTIONS...............................           0.00

SERIES 1995-1 PRINCIPAL SHORTFALL...............................           0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER PRINCIPAL SHARING SERIES.............................           0.00

ACCUMULATION--

Controlled Accumulation Amount................... 0.00
Deficit Controlled Accumulation Amount........... 0.00
CONTROLLED DEPOSIT AMOUNT.......................................           0.00

PRINCIPAL FUNDING ACCOUNT BALANCE...............................           0.00

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SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR
OTHER PRINCIPAL SHARING SERIES................................. 100,796,302.76

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS...................................           0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT (OTHER
  THAN BY PRINCIPAL PAYMENTS)..................................           0.00
REDUCTIONS IN CLASS C INVESTED AMOUNT (OTHER
  THAN BY PRINCIPAL PAYMENTS)..................................           0.00
REDUCTIONS IN CLASS D INVESTED AMOUNT (OTHER
  THAN BY PRINCIPAL PAYMENTS)..................................           0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED........................           0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS
  REIMBURSED...................................................            .00
PREVIOUS CLASS C INVESTED AMOUNT REDUCTIONS
  REIMBURSED...................................................            .00
PREVIOUS CLASS D INVESTED AMOUNT REDUCTIONS
  REIMBURSED...................................................            .00

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GREEN TREE FINANCIAL CORPORATION, AS SERVICER

BY:/S/PHYLLIS A KNIGHT
   -------------------------------
NAME:   PHYLLIS A KNIGHT
TITLE:  VICE PRESIDENT AND TREASURER